UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2025

Date of reporting period: June 30, 2025

Item 1.	Reports to Stockholders.

(a)              A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Advisor Shares - CIPSX

Semi-Annual Shareholder Report: June 30, 2025

This semi-annual shareholder report contains important information about Advisor Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2025 to June 30, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Advisor Shares	$61	1.24%

How did the Fund perform in the last six months?

The Champlain Small Company Fund (Advisor Shares) returned -0.55% for the year-to-date period ending June 30, 2025, which was ahead of the -1.79% return for Russell 2000 Index and trailed the 5.75% return for the Russell 3000 Index.

This Fund’s relative outperformance compared to the Russell 2000 Index was driven by stock selection in financials, consumer discretionary, and materials. Additionally, the Fund’s exclusion of the energy and real estate sectors, along with its perennial overweight of industrials, information technology, and health care, benefited its relative returns. Celsius Holdings, Inc. was the Fund’s top performer during the period as positive trends in its core Celsius brand improved, and the acquisition of Alani Nu – the high-growth, female-centric energy brand – which closed in April, is beginning to significantly contribute to the company’s overall growth rate. iRhythm Technologies, Inc. was another key contributor to the Fund’s absolute and relative performance. iRhythm outperformed in the second quarter as its mobile cardiac telemetry device continues gaining market share and the company maintains momentum in its core long-term continuous monitoring business.

Offsetting relative outperformance elsewhere, stock selection in health care, consumer staples, and information technology was weak during the period. Consumer staples holding, Freshpet, was the Fund’s top detractor on a relative basis as shares have fallen approximately 54% year-to-date. After a strong 2024, Freshpet has been under pressure as its growth normalizes to a more sustainable rate. While surprised by the speed and magnitude of the pullback, we remain convicted in the long-term opportunity and expect management’s initiatives to improve new customer acquisition will lead to improved results before the end of the year. Neogen was another significant detractor to Fund returns, and we exited the position in the second quarter due to fundamental concerns. Although the food safety testing industry is attractive, Neogen has had a series of operational missteps that caused multiple guidance revisions following its acquisition of 3M’s Food Safety business in 2022.

While our investment process has not been in favor for the past several years, headwinds look to be easing, our execution has improved, and this Fund’s relative quality and profitability are near all-time highs. With the overall valuation still reasonable and many holdings trading at meaningful discounts to our estimate of Fair Value, we expect this Fund to deliver attractive absolute long-term returns on a real basis through a combination of fundamental strength and valuation-driven upside.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Small Company Fund, Advisor Shares - $26281	Russell 3000 Index (USD) - $37019	Russell 2000 Index (USD) - $22554
Jul/14	$10000	$10000	$10000
Jul/15	$11304	$11128	$11203
Jul/16	$12059	$11623	$11203
Jul/17	$14582	$13498	$13270
Jul/18	$17489	$15711	$15756
Jul/19	$17718	$16819	$15060
Jul/20	$17951	$18657	$14369
Dec/20	$22901	$22111	$19274
Dec/21	$25745	$27784	$22130
Dec/22	$20384	$22448	$17608
Dec/23	$23238	$28275	$20588
Dec/24	$26426	$35006	$22964
Jun/25	$26281	$37019	$22554

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Average Semi-Annual Total Returns as of June 30, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Small Company Fund, Advisor Shares	12.93%	8.98%	8.76%
Russell 3000 Index (USD)	15.30%	15.96%	12.96%
Russell 2000 Index (USD)	7.68%	10.04%	7.12%

Key Fund Statistics as of June 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$1,717,504,548	82	$7,427,814	28%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Industrials
23.7%
Information Technology
20.4%
Financials
18.7%
Health Care
15.4%
Consumer Staples
10.0%
Consumer Discretionary
9.4%
Cash Equivalents
1.3%
Materials
0.9%

Value	Value
Materials	0.9%
Cash Equivalents	1.3%
Consumer Discretionary	9.4%
Consumer Staples	10.0%
Health Care	15.4%
Financials	18.7%
Information Technology	20.4%
Industrials	23.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
MSA Safety	2.4%
Pure Storage, Cl A	2.2%
ESAB	2.1%
Onestream, Cl A	2.0%
ServisFirst Bancshares	2.0%
Confluent, Cl A	2.0%
Baldwin Insurance Group, Cl A	2.0%
First Financial Bankshares	1.9%
iRhythm Technologies	1.9%
elf Beauty	1.9%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Advisor Shares - CIPSX

Semi-Annual Shareholder Report: June 30, 2025

CIPSX-SAR-2025

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Institutional Shares - CIPNX

Semi-Annual Shareholder Report: June 30, 2025

This semi-annual shareholder report contains important information about Institutional Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2025 to June 30, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Institutional Shares	$49	0.99%

How did the Fund perform in the last six months?

The Champlain Small Company Fund (Institutional Shares) returned -0.44% for the year-to-date period ending June 30, 2025, which was ahead of the -1.79% return for Russell 2000 Index and trailed the 5.75% return for the Russell 3000 Index.

This Fund’s relative outperformance compared to the Russell 2000 Index was driven by stock selection in financials, consumer discretionary, and materials. Additionally, the Fund’s exclusion of the energy and real estate sectors, along with its perennial overweight of industrials, information technology, and health care, benefited its relative returns. Celsius Holdings, Inc. was the Fund’s top performer during the period as positive trends in its core Celsius brand improved, and the acquisition of Alani Nu – the high-growth, female-centric energy brand – which closed in April, is beginning to significantly contribute to the company’s overall growth rate. iRhythm Technologies, Inc. was another key contributor to the Fund’s absolute and relative performance. iRhythm outperformed in the second quarter as its mobile cardiac telemetry device continues gaining market share and the company maintains momentum in its core long-term continuous monitoring business.

Offsetting relative outperformance elsewhere, stock selection in health care, consumer staples, and information technology was weak during the period. Consumer staples holding, Freshpet, was the Fund’s top detractor on a relative basis as shares have fallen approximately 54% year-to-date. After a strong 2024, Freshpet has been under pressure as its growth normalizes to a more sustainable rate. While surprised by the speed and magnitude of the pullback, we remain convicted in the long-term opportunity and expect management’s initiatives to improve new customer acquisition will lead to improved results before the end of the year. Neogen was another significant detractor to Fund returns, and we exited the position in the second quarter due to fundamental concerns. Although the food safety testing industry is attractive, Neogen has had a series of operational missteps that caused multiple guidance revisions following its acquisition of 3M’s Food Safety business in 2022.

While our investment process has not been in favor for the past several years, headwinds look to be easing, our execution has improved, and this Fund’s relative quality and profitability are near all-time highs. With the overall valuation still reasonable and many holdings trading at meaningful discounts to our estimate of Fair Value, we expect this Fund to deliver attractive absolute long-term returns on a real basis through a combination of fundamental strength and valuation-driven upside.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Small Company Fund, Institutional Shares - $2152893	Russell 3000 Index (USD) - $3176894	Russell 2000 Index (USD) - $1978234
Aug/16	$1000000	$1000000	$1000000
Jul/17	$1171674	$1158395	$1163955
Jul/18	$1408712	$1348286	$1381997
Jul/19	$1430398	$1443339	$1320932
Jul/20	$1452618	$1601091	$1260302
Dec/20	$1855192	$1897477	$1690549
Dec/21	$2091170	$2384390	$1941071
Dec/22	$1659882	$1926422	$1544385
Dec/23	$1896849	$2426460	$1805833
Dec/24	$2162513	$3004147	$2014187
Jun/25	$2152893	$3176894	$1978234

Since its inception on August 31, 2016. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Average Semi-Annual Total Returns as of June 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Champlain Small Company Fund, Institutional Shares	13.18%	9.25%	9.07%
Russell 3000 Index (USD)	15.30%	15.96%	13.98%
Russell 2000 Index (USD)	7.68%	10.04%	8.03%

Key Fund Statistics as of June 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$1,717,504,548	82	$7,427,814	28%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Materials	0.9%
Cash Equivalents	1.3%
Consumer Discretionary	9.4%
Consumer Staples	10.0%
Health Care	15.4%
Financials	18.7%
Information Technology	20.4%
Industrials	23.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
MSA Safety	2.4%
Pure Storage, Cl A	2.2%
ESAB	2.1%
Onestream, Cl A	2.0%
ServisFirst Bancshares	2.0%
Confluent, Cl A	2.0%
Baldwin Insurance Group, Cl A	2.0%
First Financial Bankshares	1.9%
iRhythm Technologies	1.9%
elf Beauty	1.9%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Institutional Shares - CIPNX

Semi-Annual Shareholder Report: June 30, 2025

CIPNX-SAR-2025

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Advisor Shares - CIPMX

Semi-Annual Shareholder Report: June 30, 2025

This semi-annual shareholder report contains important information about Advisor Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2025 to June 30, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Advisor Shares	$55	1.10%

How did the Fund perform in the last six months?

The Champlain Mid Cap Fund (Advisor Shares) returned 2.40% for the year-to-date period ending June 30, 2025 which trailed the 4.84% return for Russell Midcap Index and the 5.75% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Index was primarily driven by stock selection in the consumer staples, financials, and information technology sectors. The Fund’s overweight of health care and underweight of utilities also detracted from relative returns. Consumer staples holding, Freshpet, was the Fund’s top detractor on an absolute and relative basis as shares have fallen approximately 54% year-to-date. After a strong 2024, Freshpet has been under pressure as its growth normalizes to a more sustainable rate. While surprised by the speed and magnitude of the pullback, we remain convicted in the long-term opportunity and expect management’s initiatives to improve new customer acquisition will lead to improved results before the end of the year. Health care holding, Bio-Techne, also detracted meaningfully on an absolute and relative basis this period. Shares were weak in the second quarter over concerns about its US academic / government market exposure (~20% of sales). While this end market is expected to slow due to NIH cuts, we believe the pullback more than captures this potential and added to the position. This Fund’s lack of exposure to Palantir, which returned 73% for the period and was the largest weight in the benchmark by a sizable margin, also detracted meaningfully on a relative basis. Palantir was reconstituted out of the Russell Midcap in June due to its increase in market capitalization.

Offsetting the Fund’s underperformance somewhat was positive allocation effect from the Fund’s overweight of information technology and industrials, combined with its underweight of the consumer discretionary, materials, real estate, and energy sectors. Stock selection in consumer discretionary was also strong. Zscaler was the Fund’s top contributor on an absolute and relative return basis with shares up 74% year-to-date. Zscaler exhibited strong billings and contract signings in the most recent quarter. These results helped ease investor concerns around the back-half ramp and signals improved execution. Okta also contributed notably to absolute and relative returns after shares traded higher, driven by go-to-market refinements, increased contributions from the partner network, and benefits of the platform strategy.

While our investment process has not been in favor for the past several years, headwinds look to be easing, our execution has improved, and this Fund’s relative quality and profitability are near all-time highs. With the overall valuation still reasonable and many holdings trading at meaningful discounts to our estimate of Fair Value, we expect this Fund to deliver attractive absolute long-term returns on a real basis through a combination of fundamental strength and valuation-driven upside.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Mid Cap Fund, Advisor Shares - $29145	Russell 3000 Index (USD) - $37019	Russell Midcap Index (USD) - $28215
Jul/14	$10000	$10000	$10000
Jul/15	$11065	$11128	$11070
Jul/16	$11974	$11623	$11554
Jul/17	$13993	$13498	$13060
Jul/18	$16649	$15711	$14817
Jul/19	$19004	$16819	$15811
Jul/20	$21163	$18657	$16134
Dec/20	$25428	$22111	$19637
Dec/21	$31685	$27784	$24072
Dec/22	$23285	$22448	$19904
Dec/23	$26860	$28275	$23333
Dec/24	$28460	$35006	$26913
Jun/25	$29145	$37019	$28215

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Average Semi-Annual Total Returns as of June 30, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Advisor Shares	7.21%	7.77%	10.01%
Russell 3000 Index (USD)	15.30%	15.96%	12.96%
Russell Midcap Index (USD)	15.21%	13.11%	9.89%

Key Fund Statistics as of June 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,926,690,969	73	$14,654,708	23%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Industrials
24.3%
Information Technology
22.5%
Health Care
18.9%
Financials
15.9%
Consumer Staples
8.7%
Consumer Discretionary
6.2%
Cash Equivalents
2.1%
Communication Services
1.0%

Value	Value
Communication Services	1.0%
Cash Equivalents	2.1%
Consumer Discretionary	6.2%
Consumer Staples	8.7%
Financials	15.9%
Health Care	18.9%
Information Technology	22.5%
Industrials	24.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
AMETEK	2.2%
Xylem	2.2%
Pure Storage, Cl A	2.0%
Confluent, Cl A	2.0%
elf Beauty	1.9%
Workday, Cl A	1.9%
Nutanix, Cl A	1.9%
IDEX	1.9%
Nordson	1.9%
Edwards Lifesciences	1.8%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Advisor Shares - CIPMX

Semi-Annual Shareholder Report: June 30, 2025

CIPMX-SAR-2025

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Institutional Shares - CIPIX

Semi-Annual Shareholder Report: June 30, 2025

This semi-annual shareholder report contains important information about Institutional Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2025 to June 30, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Institutional Shares	$43	0.85%

How did the Fund perform in the last six months?

The Champlain Mid Cap Fund (Institutional Shares) returned 2.55% for the year-to-date period ending June 30, 2025, which trailed the 4.84% return for Russell Midcap Index and the 5.75% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Index was primarily driven by stock selection in the consumer staples, financials, and information technology sectors. The Fund’s overweight of health care and underweight of utilities also detracted from relative returns. Consumer staples holding, Freshpet, was the Fund’s top detractor on an absolute and relative basis as shares have fallen approximately 54% year-to-date. After a strong 2024, Freshpet has been under pressure as its growth normalizes to a more sustainable rate. While surprised by the speed and magnitude of the pullback, we remain convicted in the long-term opportunity and expect management’s initiatives to improve new customer acquisition will lead to improved results before the end of the year. Health care holding, Bio-Techne, also detracted meaningfully on an absolute and relative basis this period. Shares were weak in the second quarter over concerns about its US academic / government market exposure (~20% of sales). While this end market is expected to slow due to NIH cuts, we believe the pullback more than captures this potential and added to the position. This Fund’s lack of exposure to Palantir, which returned 73% for the period and was the largest weight in the benchmark by a sizable margin, also detracted meaningfully on a relative basis. Palantir was reconstituted out of the Russell Midcap in June due to its increase in market capitalization.

Offsetting the Fund’s underperformance somewhat was positive allocation effect from the Fund’s overweight of information technology and industrials, combined with its underweight of the consumer discretionary, materials, real estate, and energy sectors. Stock selection in consumer discretionary was also strong. Zscaler was the Fund’s top contributor on an absolute and relative return basis with shares up 74% year-to-date. Zscaler exhibited strong billings and contract signings in the most recent quarter. These results helped ease investor concerns around the back-half ramp and signals improved execution. Okta also contributed notably to absolute and relative returns after shares traded higher, driven by go-to-market refinements, increased contributions from the partner network, and benefits of the platform strategy.

While our investment process has not been in favor for the past several years, headwinds look to be easing, our execution has improved, and this Fund’s relative quality and profitability are near all-time highs. With the overall valuation still reasonable and many holdings trading at meaningful discounts to our estimate of Fair Value, we expect this Fund to deliver attractive absolute long-term returns on a real basis through a combination of fundamental strength and valuation-driven upside.

How did the Fund perform during the last 10 years?

Total Return Based on $1,000,000 Investment

	Champlain Mid Cap Fund, Institutional Shares - $2994463	Russell 3000 Index (USD) - $3701925	Russell Midcap Index (USD) - $2821500
Jul/14	$1000000	$1000000	$1000000
Jul/15	$1109141	$1112837	$1106951
Jul/16	$1202917	$1162301	$1155375
Jul/17	$1409508	$1349838	$1306014
Jul/18	$1680190	$1571111	$1481723
Jul/19	$1922655	$1681874	$1581093
Jul/20	$2147612	$1865697	$1613403
Dec/20	$2582570	$2211065	$1963732
Dec/21	$3225533	$2778448	$2407222
Dec/22	$2377346	$2244794	$1990409
Dec/23	$2749574	$2827471	$2333300
Dec/24	$2919907	$3500629	$2691315
Jun/25	$2994463	$3701925	$2821500

The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Average Semi-Annual Total Returns as of June 30, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Institutional Shares	7.53%	8.05%	10.29%
Russell 3000 Index (USD)	15.30%	15.96%	12.96%
Russell Midcap Index (USD)	15.21%	13.11%	9.89%

Key Fund Statistics as of June 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,926,690,969	73	$14,654,708	23%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Communication Services	1.0%
Cash Equivalents	2.1%
Consumer Discretionary	6.2%
Consumer Staples	8.7%
Financials	15.9%
Health Care	18.9%
Information Technology	22.5%
Industrials	24.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
AMETEK	2.2%
Xylem	2.2%
Pure Storage, Cl A	2.0%
Confluent, Cl A	2.0%
elf Beauty	1.9%
Workday, Cl A	1.9%
Nutanix, Cl A	1.9%
IDEX	1.9%
Nordson	1.9%
Edwards Lifesciences	1.8%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Institutional Shares - CIPIX

Semi-Annual Shareholder Report: June 30, 2025

CIPIX-SAR-2025

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund

Institutional Shares - CIPTX

Semi-Annual Shareholder Report: June 30, 2025

This semi-annual shareholder report contains important information about Institutional Shares of the Champlain Strategic Focus Fund (the "Fund") for the period from January 1, 2025 to June 30, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Strategic Focus Fund, Institutional Shares	$43	0.85%

How did the Fund perform in the last six months?

The Champlain Strategic Focus Fund (Institutional Shares) returned 5.99% for the year-to-date period ending June 30,2025, which trailed the 9.79% return for Russell Midcap Growth Benchmark Index, but was ahead of 5.75% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Growth Index was primarily driven by stock selection in information technology, health care, and industrials. Additionally, the lack of exposure to Palantir was a meaningful detractor. Palantir was reconstituted out of the Russell Midcap Growth Index in June due to its increase in market capitalization. Health care holding, Bio-Techne was a top detractor to both absolute and relative returns during the period. Funding concerns at the National Institutes of Health (NIH) impacted Bio-Techne after the Administration’s budget sought a 40% decrease. We won’t know actual NIH funding until the budget is approved by the House and Senate and signed by the President, but expectations are that the funding cut will be much less than the 40% suggested by the Administration. Weakness in Pure Storage, down only 6% but the Fund’s largest position, was due to near-term gross margin pressure from elevated NAND (non-volatile storage) costs and uncertainty related to hyperscaler revenue timing. Despite near-term headwinds, we believe Pure’s technology is well-positioned to meet the needs of modern, high-performance workloads across hyperscale and enterprise environments.

Offsetting the Fund’s underperformance somewhat was strong performance in consumer discretionary and consumer staples. The Fund’s lack of exposure to energy, materials, and real estate was also beneficial. From a stock-specific perspective, Zscaler was the Fund’s top contributor on an absolute and relative return basis with shares up 74% year-to-date. Strength in Zscaler was driven by consistent execution, improved sales productivity, and broad-based strength across emerging products and core Zero Trust offerings. Veeva Systems outperformed in the period due to strong execution, led by momentum in Commercial, notably Crossix and Vault CRM, and sustained strength in the Clinical and R&D suites. Management acknowledged macro uncertainty but emphasized stable customer behavior, strong pipeline activity, and ongoing traction in AI integration and horizontal CRM expansion. The company remains well-positioned to drive durable, profitable growth through its proprietary platform, expanding product suite, and disciplined execution.

While our investment process has not been in favor for the past several years, headwinds look to be easing, our execution has improved. With the overall valuation still reasonable and many holdings trading at meaningful discounts to our estimate of Fair Value, we expect this Fund to deliver attractive absolute long-term returns on a real basis through a combination of fundamental strength and valuation-driven upside.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Strategic Focus Fund, Institutional Shares - $1255813	Russell 3000 Index (USD) - $1443404	Russell Midcap Growth Benchmark Index (TR) (USD) * - $1523804
Oct/23	$1000000	$1000000	$1000000
Dec/23	$1135000	$1102449	$1136729
Dec/24	$1184887	$1364917	$1387981
Jun/25	$1255813	$1443404	$1523804

Since its inception on October 16, 2023. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

* As of March 2025, the benchmark name changed from Russell Midcap Growth Index to Russell Midcap Growth Benchmark Index, to reflect that it follows an uncapped methodology. Specifically, the Russell Midcap Growth Benchmark Index reflects the full market-cap weightings and does not apply the capping constraints introduced in 2025.

Average Semi-Annual Total Returns as of June 30, 2025

Fund/Index Name	1 Year	Annualized Since Inception
Champlain Strategic Focus Fund, Institutional Shares	7.70%	14.28%
Russell 3000 Index (USD)	15.30%	23.99%
Russell Midcap Growth Benchmark Index (TR) (USD) *	26.49%	27.99%

Key Fund Statistics as of June 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$4,039,516	28	$-	21%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Information Technology 40.5%
Industrials 22.3%
Health Care 17.9%
Financials 9.6%
Consumer Discretionary 3.9%
Consumer Staples 3.9%
Cash Equivalent 1.8%

Value	Value
Cash Equivalent	1.8%
Consumer Staples	3.9%
Consumer Discretionary	3.9%
Financials	9.6%
Health Care	17.9%
Industrials	22.3%
Information Technology	40.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Pure Storage, Cl A	7.4%
Veeva Systems, Cl A	6.7%
Zscaler	6.2%
Okta, Cl A	4.9%
Mettler Toledo International	4.5%
Datadog, Cl A	4.5%
Fastenal	4.1%
MSCI, Cl A	4.0%
Ulta Beauty	3.9%
elf Beauty	3.9%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund / Institutional Shares - CIPTX

Semi-Annual Shareholder Report: June 30, 2025

CIPTX-SAR-2025

(b)              Not applicable.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a)              The Schedules of Investments are included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)              Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements and Financial Highlights are filed herein.

THE ADVISORS' INNER CIRCLE FUND II

SEMI-ANNUAL FINANCIALS AND OTHER INFORMATION
6.30.25

INVESTMENT ADVISER:
CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

JUNE 30, 2025

Table of Contents

Financial Statements (Form N-CSRS Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes In Net Assets	14
Financial Highlights	17
Notes to Financial Statements	22
Other Information (Form N-CSRS Items 8-11)	34

CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

JUNE 30, 2025 (Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%

	Shares	Value
CONSUMER DISCRETIONARY — 9.4%
Bath & Body Works	425,000	$12,733,000
First Watch Restaurant Group *	640,000	10,265,600
Lucky Strike Entertainment, Cl A	850,000	7,760,500
Modine Manufacturing *	245,000	24,132,500
OneSpaWorld Holdings	430,000	8,767,700
Planet Fitness, Cl A *	130,000	14,176,500
Shake Shack, Cl A *	120,000	16,872,000
Sweetgreen, Cl A *	550,000	8,184,000
Valvoline *	495,000	18,745,650
Wingstop	80,000	26,939,200
Wyndham Hotels & Resorts	160,000	12,993,600
		161,570,250

CONSUMER STAPLES — 10.0%
Celsius Holdings *	640,000	29,689,600
Central Garden & Pet, Cl A *	460,000	14,393,400
elf Beauty *	265,000	32,976,600
Freshpet *	325,000	22,087,000
J&J Snack Foods	110,000	12,475,100
Lancaster Colony	110,000	19,004,700
Simply Good Foods *	830,000	26,219,700
Utz Brands, Cl A	1,235,000	15,499,250
		172,345,350

FINANCIALS — 18.7%
AMERISAFE	260,000	11,369,800
Baldwin Insurance Group, Cl A *	795,000	34,033,950
BancFirst	105,000	12,980,100
Cullen/Frost Bankers	210,000	26,993,400
First Financial Bankshares	925,000	33,281,500
German American Bancorp	425,000	16,366,750
Hamilton Lane, Cl A	125,000	17,765,000
Palomar Holdings *	110,000	16,967,500
PJT Partners, Cl A	165,000	27,226,650
RLI	185,000	13,360,700

The accompanying notes are an integral part of the financial statements.

1	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

JUNE 30, 2025 (Unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
ServisFirst Bancshares	445,000	$34,491,950
Skyward Specialty Insurance Group *	375,000	21,671,250
Stock Yards Bancorp	240,000	18,955,200
StoneX Group *	150,000	13,671,000
WSFS Financial	395,000	21,725,000
		320,859,750

HEALTH CARE — 15.4%
AtriCure *	660,000	21,628,200
Bruker	110,000	4,532,000
CONMED	275,000	14,322,000
Glaukos *	120,000	12,394,800
Globus Medical, Cl A *	355,000	20,952,100
Inspire Medical Systems *	135,000	17,518,950
iRhythm Technologies *	215,000	33,101,400
Penumbra *	80,000	20,530,400
Phreesia *	890,000	25,329,400
PROCEPT BioRobotics *	350,000	20,160,000
Repligen *	220,000	27,363,600
SI-BONE *	700,000	13,174,000
Stevanato Group	430,000	10,504,900
Tandem Diabetes Care *	480,000	8,947,200
Vericel *	330,000	14,041,500
		264,500,450

INDUSTRIALS — 23.7%
AAON	175,000	12,906,250
Albany International, Cl A	56,220	3,942,709
Brady, Cl A	270,000	18,351,900
CSW Industrials	100,000	28,683,000
Enerpac Tool Group, Cl A	510,000	20,685,600
ESAB	295,000	35,562,250
ESCO Technologies	115,000	22,065,050
JBT Marel	230,000	27,659,800
Kadant	80,000	25,396,000
MSA Safety	250,000	41,882,500

The accompanying notes are an integral part of the financial statements.

2	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

JUNE 30, 2025 (Unaudited)

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
RB Global	285,000	$30,264,150
RBC Bearings *	60,000	23,088,000
Simpson Manufacturing	165,000	25,626,150
SPX Technologies *	150,000	25,152,000
Standex International	200,000	31,296,000
Transcat *	180,000	15,472,800
Watts Water Technologies, Cl A	80,000	19,671,200
		407,705,359

INFORMATION TECHNOLOGY — 20.4%
Alkami Technology *	1,010,000	30,441,400
Braze, Cl A *	795,000	22,339,500
CommVault Systems *	100,000	17,433,000
Confluent, Cl A *	1,380,000	34,403,400
Gitlab, Cl A *	560,000	25,261,600
JFrog *	405,000	17,771,400
Novanta *	230,000	29,653,900
Nutanix, Cl A *	425,000	32,487,000
Onestream, Cl A *	1,235,000	34,950,500
Pure Storage, Cl A *	660,000	38,002,800
SentinelOne, Cl A *	1,630,000	29,796,400
Tenable Holdings *	500,000	16,890,000
Vertex, Cl A *	565,000	19,964,275
		349,395,175

MATERIALS — 0.9%
Sensient Technologies	155,000	15,270,600

TOTAL COMMON STOCK
(Cost $1,319,953,296)		1,691,646,934

CASH EQUIVALENTS** — 1.3%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.150%	20,000,000	20,000,000

The accompanying notes are an integral part of the financial statements.

3	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

JUNE 30, 2025 (Unaudited)

CASH EQUIVALENTS** — continued

	Shares	Value
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 4.190%	2,501,811	$2,501,811

TOTAL CASH EQUIVALENTS
(Cost $22,501,811)		22,501,811

TOTAL INVESTMENTS — 99.8%
(Cost $1,342,455,107)		$1,714,148,745

Percentages are based on Net Assets of $1,717,504,548.

*	Non-income producing security.

**	Rate reported is the 7-day effective yield as of June 30, 2025.

Cl — Class

The following is a summary of the inputs used as of June 30, 2025, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,691,646,934	$–	$–	$1,691,646,934
Cash Equivalents	20,000,000	2,501,811	–	22,501,811

Total Investments in Securities	$1,711,646,934	$2,501,811	$–	$1,714,148,745

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

4	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

JUNE 30, 2025 (Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.5%

	Shares	Value
COMMUNICATION SERVICES — 1.0%
Trade Desk, Cl A *	560,000	$40,314,400

CONSUMER DISCRETIONARY — 6.2%
Cava Group *	570,000	48,011,100
Domino's Pizza	65,000	29,289,000
Planet Fitness, Cl A *	285,000	31,079,250
Ulta Beauty *	140,000	65,494,800
Wingstop	205,000	69,031,700
		242,905,850

CONSUMER STAPLES — 8.7%
Clorox	315,000	37,822,050
elf Beauty *	610,000	75,908,400
Freshpet *	665,000	45,193,400
Hormel Foods	1,320,000	39,930,000
Maplebear *	905,000	40,942,200
McCormick	810,000	61,414,200
Monster Beverage *	630,000	39,463,200
		340,673,450

FINANCIALS — 15.9%
Arch Capital Group	435,000	39,606,750
Baldwin Insurance Group, Cl A *	339,665	14,541,059
Cullen/Frost Bankers	460,000	59,128,400
Everest Group	155,000	52,676,750
FactSet Research Systems	125,000	55,910,000
Hamilton Lane, Cl A	280,000	39,793,600
Houlihan Lokey, Cl A	230,000	41,388,500
Kinsale Capital Group	130,000	62,907,000
MSCI, Cl A	115,000	66,325,100
Ryan Specialty Holdings, Cl A	715,000	48,612,850
ServisFirst Bancshares	505,000	39,142,550
Toast, Cl A *	1,220,000	54,033,800
Tradeweb Markets, Cl A	330,000	48,312,000
		622,378,359

The accompanying notes are an integral part of the financial statements.

5	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

JUNE 30, 2025 (Unaudited)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 18.9%
Agilent Technologies	285,000	$33,632,850
Bio-Techne	1,125,000	57,881,250
Cooper *	875,000	62,265,000
Dexcom *	750,000	65,467,500
Edwards Lifesciences *	920,000	71,953,200
Exact Sciences *	1,065,000	56,594,100
IDEXX Laboratories *	80,000	42,907,200
Mettler-Toledo International *	45,000	52,862,400
Penumbra *	205,000	52,609,150
Repligen *	305,000	37,935,900
STERIS PLC	175,000	42,038,500
Veeva Systems, Cl A *	205,000	59,035,900
Waters *	195,000	68,062,800
West Pharmaceutical Services	185,000	40,478,000
		743,723,750

INDUSTRIALS — 24.3%
AAON	270,000	19,912,500
AMETEK	480,000	86,860,800
Axon Enterprise *	62,930	52,102,264
ESAB	480,000	57,864,000
Fastenal	1,370,000	57,540,000
Fortive	715,000	37,272,950
Graco	440,000	37,826,800
IDEX	420,000	73,739,400
Lincoln Electric Holdings	245,000	50,793,400
MSA Safety	375,000	62,823,750
Nordson	340,000	72,885,800
nVent Electric	950,000	69,587,500
Rockwell Automation	210,000	69,755,700
Veralto	660,000	66,627,000
WW Grainger	51,000	53,052,240
Xylem	670,000	86,671,200
		955,315,304

The accompanying notes are an integral part of the financial statements.

6	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

JUNE 30, 2025 (Unaudited)

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — 22.5%
Akamai Technologies *	315,000	$25,124,400
Autodesk *	135,000	41,791,950
Confluent, Cl A *	3,095,000	77,158,350
Datadog, Cl A *	505,000	67,836,650
Gitlab, Cl A *	1,185,000	53,455,350
MongoDB, Cl A *	290,000	60,897,100
Nutanix, Cl A *	975,000	74,529,000
Okta, Cl A *	675,000	67,479,750
Palo Alto Networks *	275,000	56,276,000
Procore Technologies *	950,000	64,999,000
Pure Storage, Cl A *	1,390,000	80,036,200
Ralliant *	180,000	8,728,200
Synopsys *	135,000	69,211,800
Workday, Cl A *	315,000	75,600,000
Zscaler *	195,000	61,218,300
		884,342,050

TOTAL COMMON STOCK
(Cost $2,856,665,765)		3,829,653,163

CASH EQUIVALENTS** — 2.1%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.150%	20,000,000	20,000,000
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 4.190%	63,284,520	63,284,520

TOTAL CASH EQUIVALENTS
(Cost $83,284,520)		83,284,520

TOTAL INVESTMENTS — 99.6%
(Cost $2,939,950,285)		$3,912,937,683

Percentages are based on Net Assets of $3,926,690,969.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of June 30, 2025.

The accompanying notes are an integral part of the financial statements.

7	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

JUNE 30, 2025 (Unaudited)

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of June 30, 2025, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,829,653,163	$–	$–	$3,829,653,163
Cash Equivalents	20,000,000	63,284,520	–	83,284,520

Total Investments in Securities	$3,849,653,163	$63,284,520	$–	$3,912,937,683

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

8	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

JUNE 30, 2025 (Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%#

	Shares	Value
CONSUMER DISCRETIONARY — 3.9%
Ulta Beauty *	340	$159,059

CONSUMER STAPLES — 3.9%
elf Beauty *	1,255	156,172

FINANCIALS — 9.6%
MSCI, Cl A	280	161,487
Ryan Specialty Holdings, Cl A	1,765	120,003
Tradeweb Markets, Cl A	730	106,872
		388,362

HEALTH CARE — 17.9%
Bio-Techne	2,440	125,538
Mettler Toledo International *	155	182,082
Veeva Systems, Cl A *	940	270,701
Waters *	410	143,106
		721,427

INDUSTRIALS — 22.3%
AMETEK	725	131,196
ESAB	835	100,659
Fastenal	3,905	164,010
Fortive	1,110	57,864
IDEX	870	152,746
Rockwell Automation	465	154,459
Veralto	1,390	140,321
		901,255

INFORMATION TECHNOLOGY — 40.5%
Autodesk *	380	117,636
Datadog, Cl A *	1,340	180,002
MongoDB, Cl A *	635	133,344
Nutanix, Cl A *	1,350	103,194
Okta, Cl A *	2,000	199,940
Pure Storage, Cl A *	5,170	297,689

The accompanying notes are an integral part of the financial statements.

9	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

JUNE 30, 2025 (Unaudited)

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Ralliant *	190	$9,213
ServiceNow *	100	102,808
Synopsys *	290	148,677
Workday, Cl A *	380	91,200
Zscaler *	800	251,152
		1,634,855

TOTAL COMMON STOCK
(Cost $3,506,532)		3,961,130

CASH EQUIVALENT** — 1.8%

Fidelity Investments - Money Market Treasury Only, Cl I, 4.150%	72,718	72,718

TOTAL CASH EQUIVALENT
(Cost $72,718)		72,718

TOTAL INVESTMENTS — 99.9%
(Cost $3,579,250)		$4,033,848

Percentages are based on Net Assets of $4,039,516.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of June 30, 2025.

Cl — Class

As of June 30, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

10	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JUNE 30, 2025 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
Assets:
Investments, at value (Cost $1,342,455,107, $2,939,950,285 and $3,579,250, respectively)	$1,714,148,745	$3,912,937,683	$4,033,848
Cash	3	4	–
Receivable for Investment Securities Sold	6,209,555	19,487,648	8,913
Receivable for Capital Shares Sold	958,543	1,110,885	720
Receivable for Dividends	752,635	1,367,184	793
Reclaim Receivable	22,528	53,756	–
Receivable from Adviser	–	–	1,684
Prepaid Expenses	22,149	39,619	9,521
Total Assets	1,722,114,158	3,934,996,779	4,055,479
Liabilities:
Payable for Capital Shares Redeemed	2,500,738	3,900,539	–
Payable due to Distributor — Advisor Shares	130,232	56,209	–
Payable due to Printing Fees	66,570	170,165	9,070
Line of Credit Interest Payable	1,215	521	1,388
Payable for Investment Securities Purchased	–	590,061	–
Payable due to Investment Adviser	1,145,495	2,281,236	–
Payable due to Transfer Agent	625,143	999,483	5,372
Payable due to Administrator	85,259	195,812	125
Chief Compliance Officer Fees Payable	2,489	5,587	5
Payable due to Trustees	852	1,495	3
Other Accrued Expenses	51,617	104,702	–
Total Liabilities	4,609,610	8,305,810	15,963
Commitments and Contingencies‡
Net Assets	$1,717,504,548	$3,926,690,969	$4,039,516
NET ASSETS CONSIST OF:
Paid-in Capital	$1,163,604,628	$2,572,174,492	$3,558,660
Total Distributable Earnings	553,899,920	1,354,516,477	480,856
Net Assets	$1,717,504,548	$3,926,690,969	$4,039,516

The accompanying notes are an integral part of the financial statements.

11	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JUNE 30, 2025 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
ADVISOR SHARES:
Net Assets	$348,144,183	$166,986,535	N/A
Shares Issued and Outstanding
(unlimited authorization — no par value)	16,023,328	7,125,753	N/A
Net Asset Value, Offering and Redemption Price Per Share	$21.73	$23.43	N/A
INSTITUTIONAL SHARES:
Net Assets	$1,369,360,365	$3,759,704,434	$4,039,516
Shares Issued and Outstanding
(unlimited authorization — no par value)	61,175,766	153,470,485	335,605
Net Asset Value, Offering and Redemption Price Per Share	$22.38	$24.50	$12.04

Amounts designated as "—" are $0.

N/A - Not Applicable

‡	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2025 (Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
Investment Income
Dividends	$5,376,312	$14,902,629	$8,080
Less: Foreign Taxes Withheld	(30,725)	–	–
Total Investment Income	5,345,587	14,902,629	8,080

Expenses
Investment Advisory Fees	7,427,814	14,654,708	14,268
Administration Fees	568,815	1,293,349	793
Distribution Fees — Advisor Shares	434,343	213,236	–
Trustees' Fees	9,199	21,193	16
Chief Compliance Officer Fees	2,846	6,457	6
Transfer Agent Fees	850,119	1,484,314	15,736
Printing Fees	42,921	110,822	4,100
Custodian Fees	40,581	93,257	2,556
Registration Fees	26,972	36,990	8,207
Professional Fees	23,758	53,530	46
Insurance and Other Expenses	13,574	42,305	529
Total Expenses	9,440,942	18,010,161	46,257
Less: Advisory Fees Waived	–	–	(14,268)
Less: Reimbursement from Adviser	–	–	(16,137)
Less: Fees Paid Indirectly	(9,972)	(71,160)	(692)
Net Expenses	9,430,970	17,939,001	15,160
Net Investment (Loss)	(4,085,383)	(3,036,372)	(7,080)
Net Realized Gain (Loss) on Investment	100,764,677	258,970,735	(16,484)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(118,821,901)	(170,349,221)	248,752
Net Realized and Unrealized Gain (Loss)	(18,057,224)	88,621,514	232,268
Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,142,607)	$85,585,142	$225,188

Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(4,085,383)	$(8,206,342)
Net Realized Gain (Loss)	100,764,677	327,400,246
Net Change in Unrealized Appreciation (Depreciation)	(118,821,901)	(25,364,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,142,607)	293,829,836
Distributions:
Advisor Shares	–	(29,529,708)
Institutional Shares	–	(125,622,223)
Total Distributions	–	(155,151,931)
Capital Share Transactions:(1)
Advisor Shares:
Issued	10,136,741	20,066,156
Reinvestment of Distributions	–	29,182,831
Redeemed	(28,761,961)	(61,140,729)
Decrease from Advisor Shares Capital Share Transactions	(18,625,220)	(11,891,742)
Institutional Shares:
Issued	74,696,472	185,028,636
Reinvestment of Distributions	–	122,923,620
Redeemed	(321,512,954)	(876,923,239)
Decrease from Institutional Shares Capital Share Transactions	(246,816,482)	(568,970,983)
Net (Decrease) in Net Assets from Capital Share Transactions	(265,441,702)	(580,862,725)
Total (Decrease) in Net Assets	(287,584,309)	(442,184,820)
Net Assets:
Beginning of Period/Year	2,005,088,857	2,447,273,677
End of Period/Year	$1,717,504,548	$2,005,088,857

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as " —" are $0.

The accompanying notes are an integral part of the financial statements.

14	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(3,036,372)	$170,889
Net Realized Gain (Loss)	258,970,735	520,968,987
Net Change in Unrealized Appreciation (Depreciation)	(170,349,221)	(187,358,704)
Net Increase in Net Assets Resulting from Operations	85,585,142	333,781,172
Distributions:
Advisor Shares	–	(13,907,190)
Institutional Shares	–	(326,372,115)
Total Distributions	–	(340,279,305)
Capital Share Transactions:(1)
Advisor Shares:
Issued	12,711,689	28,389,693
Reinvestment of Distributions	–	13,501,422
Redeemed	(40,964,486)	(79,205,568)
Decrease from Advisor Shares Capital Share Transactions	(28,252,797)	(37,314,453)
Institutional Shares:
Issued	251,656,502	847,678,053
Reinvestment of Distributions	–	249,675,778
Redeemed	(1,225,808,485)	(1,781,310,610)
Decrease from Institutional Shares Capital Share Transactions	(974,151,983)	(683,956,779)
Net (Decrease) in Net Assets from Capital Share Transactions	(1,002,404,780)	(721,271,232)
Total (Decrease) in Net Assets	(916,819,638)	(727,769,365)
Net Assets:
Beginning of Period/Year	4,843,510,607	5,571,279,972
End of Period/Year	$3,926,690,969	$4,843,510,607

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as " —" are $0.

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(7,080)	$(9,299)
Net Realized Gain (Loss)	(16,484)	168,113
Net Change in Unrealized Appreciation (Depreciation)	248,752	(62,270)
Net Increase in Net Assets Resulting from Operations	225,188	96,544
Distributions:
Institutional Shares	–	(125,541)
Total Distributions	–	(125,541)
Capital Share Transactions:(1)
Institutional Shares:
Issued	691,160	690,707
Reinvestment of Distributions	–	125,541
Redeemed	(9,049)	(36,893)
Increase from Institutional Shares Capital Share Transactions	682,111	779,355
Net Increase in Net Assets from Capital Share Transactions	682,111	779,355
Total Increase in Net Assets	907,299	750,358
Net Assets:
Beginning of Period/Year	3,132,217	2,381,859
End of Period/Year	$4,039,516	$3,132,217

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as " —" are $0.

The accompanying notes are an integral part of the financial statements.

16	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares
	Period Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$21.85		$20.81	$19.44	$24.64	$22.93	$19.10		$20.36
Income (Loss) from Operations:
Net Investment Loss(2)	(0.07)		(0.12)	(0.09)	(0.11)	(0.18)	(0.03)		(0.07)
Net Realized and Unrealized Gain (Loss)	(0.05)		2.99	2.79	(5.02)	2.99	5.26		0.37
Total from Operations	(0.12)		2.87	2.70	(5.13)	2.81	5.23		0.30
Dividends and Distributions from:
Net Investment Income	–		–	–	–	–	–		–
Net Realized Gains	–		(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Return of Capital	–		–	–	– ^	–	–		–
Total Dividends and Distributions	–		(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Net Asset Value, End of Period/ Year	$21.73		$21.85	$20.81	$19.44	$24.64	$22.93		$19.10
Total Return †	(0.55	)%**	13.72%	14.00%	(20.82)%	12.42%	27.58	%**	1.31%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$348,144		$369,129	$362,889	$354,487	$480,911	$460,617		$377,853
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.24	%*	1.24%	1.26%	1.27%	1.26%	1.27	%*	1.26%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.24	%*	1.24%	1.26%	1.27%	1.26%	1.27	%*	1.26%
Ratio of Net Investment Loss to Average Net Assets	(0.64	)%*	(0.56)%	(0.46)%	(0.53)%	(0.71)%	(0.37	)%*	(0.39)%
Portfolio Turnover Rate	28	%**	44%	41%	24%	22%	16	%**	30%

*	Annualized.
**	Total return and Portfolio turnover for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount represents less than $0.005.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares
	Period Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$22.48		$21.31	$19.83	$25.07	$23.25	$19.33		$20.54
Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)		(0.07)	(0.04)	(0.06)	(0.11)	(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.06)		3.07	2.85	(5.11)	3.03	5.33		0.38
Total from Operations	(0.10)		3.00	2.81	(5.17)	2.92	5.32		0.35
Dividends and Distributions from:
Net Investment Income	–		–	–	–	–	–		–
Net Realized Gains	–		(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Return of Capital	–		– ^	–	– ^	–	–		–
Total Dividends and Distributions	–		(1.83)	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)
Net Asset Value, End of Period/Year	$22.38		$22.48	$21.31	$19.83	$25.07	$23.25		$19.33
Total Return †	(0.44	)%**	14.01%	14.28%	(20.62)%	12.72%	27.71	%**	1.55%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,369,360		$1,635,959	$2,084,385	$2,177,932	$3,443,514	$2,687,745		$1,755,279
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.99	%*	0.99%	1.01%	1.02%	1.01%	1.02	%*	1.02%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.99	%*	0.99%	1.01%	1.02%	1.01%	1.02	%*	1.02%
Ratio of Net Investment Loss to Average Net Assets	(0.40	)%*	(0.32)%	(0.22)%	(0.28)%	(0.45)%	(0.11	)%*	(0.16)%
Portfolio Turnover Rate	28	%**	44%	41%	24%	22%	16	%**	30%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount represents less than $(0.005).
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares
	Period Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$23.88		$23.23	$20.20		$27.88	$24.76	$21.58		$20.17
Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)		(0.06)	(0.05	)(3)	(0.07)	(0.12)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.41)		1.46	3.15		(7.32)	6.09	4.35		2.26
Total from Operations	(0.45)		1.40	3.10		(7.39)	5.97	4.32		2.23
Dividends and Distributions from:
Net Investment Income	–		–	–		–	–	–		–
Net Realized Gains	–		(1.75)	(0.07)		(0.29)	(2.85)	(1.14)		(0.82)
Total Dividends and Distributions	–		(1.75)	(0.07)		(0.29)	(2.85)	(1.14)		(0.82)
Net Asset Value, End of Period/Year	$23.43		$22.88	$23.23		$20.20	$27.88	$24.76		$21.58
Total Return †	2.40	%**	5.96%	15.35%		(26.51)%	24.60%	20.16	%**	11.36%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$166,987		$191,883	$230,132		$226,276	$353,725	$307,621		$266,939
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.10	%*	1.09%	1.09%		1.10%	1.09%	1.09	%*	1.11%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.10	%*	1.09%	1.09%		1.10%	1.09%	1.09	%*	1.11%
Ratio of Net Investment Loss to Average Net Assets	(0.38	)%*	(0.23)%	(0.21)%		(0.31)%	(0.44)%	(0.35	)%*	(0.14)%
Portfolio Turnover Rate	23	%**	41%	29%		25%	32%	16	%**	36%

*	Annualized.
**	Total return and Portfolio turnover for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for that period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares
	Period Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020
Net Asset Value, Beginning of Period/Year	$22.88		$24.13	$20.93	$28.79	$25.43	$22.12		$20.60
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.02)		–	0.01	(0.01)	(0.05)	(0.01)		– ^
Net Realized and Unrealized Gain (Loss)	1.64		1.51	3.27	(7.56)	6.26	4.46		2.35
Total from Operations	1.62		1.51	3.28	(7.57)	6.21	4.45		2.35
Dividends and Distributions from:
Net Investment Income	–		–	(0.01)	–	–	–		(0.01)
Net Realized Gains	–		(1.75)	(0.07)	(0.29)	(2.85)	(1.14)		(0.82)
Total Dividends and Distributions	–		(1.75)	(0.08)	(0.29)	(2.85)	(1.14)		(0.83)
Net Asset Value, End of Period/Year	$24.50		$23.89	$24.13	$20.93	$28.79	$25.43		$22.12
Total Return †	2.55	%**	6.19%	15.66%	(26.30)%	24.90%	20.25	%**	11.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$3,759,704		$4,651,628	$5,341,148	$5,087,884	$7,082,857	$5,396,729		$4,270,561
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.85	%*	0.84%	0.84%	0.85%	0.84%	0.84	%*	0.86%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.85	%*	0.84%	0.84%	0.85%	0.84%	0.84	%*	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14	)%*	0.01%	0.04%	(0.06)%	(0.19)%	(0.10	)%*	(0.01)%
Portfolio Turnover Rate	23	%**	41%	29%	25%	32%	16	%**	36%

*	Annualized.
**	Total return and Portfolio turnover for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount represents less than $0.005.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year/Period

	Institutional Shares
	Period Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024	Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$11.36		$11.35	$10.00
Income (Loss) from Operations:
Net Investment Loss(2)	(0.02)		(0.04)	–
Net Realized and Unrealized Gain	0.70		0.54	1.35
Total from Operations	0.68		0.50	1.35
Dividends and Distributions from:
Net Investment Income	–		–	–
Net Realized Gains	–		(0.49)	–
Total Dividends and Distributions	–		(0.49)	–
Net Asset Value, End of Period	$12.04		$11.36	$11.35
Total Return †	5.99	%**	4.40%	13.50	%**

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,040		$3,132	$2,382
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	0.85	%*	0.85%	0.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.35	%*	5.43%	8.82	%*
Ratio of Net Investment Loss to Average Net Assets	(0.40	)%*	(0.35)%	(0.11	)%*
Portfolio Turnover Rate	21	%**	30%	6	%**

*	Annualized.
**	Total return and Portfolio turnover for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Institutional Shares commenced operations on October 16, 2023.
(2)	Per share amounts calculated using average shares method.
Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company with twenty four funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”), and Champlain Strategic Focus Fund (the “Strategic Focus Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion, and the Strategic Focus Fund primarily in securities of medium – to large-sized companies. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and Institutional Shares. The Small Company Fund, Mid Cap Fund, and Strategic Focus Fund, commenced operations on August 31, 2016, January 3, 2011, and October 16, 2023, respectively.

Effective August 19, 2020, the Small Company Fund and the Mid Cap Fund changed their fiscal year end to December 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

22	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a -5 under the 1940 Act, the Board has designated Champlain Investment Partners, LLC (the “Adviser”) as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

23	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

●Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more- likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than -not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2025, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended June 30, 2025, the Funds did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

24	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset- based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended June 30, 2025, the Small Company Fund, Mid Cap Fund and Strategic Focus Fund were charged $568,815, $1,293,349 and $793 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

25	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

SS&C Global Investor & Distribution Solutions, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended June 30, 2025, the Small Company Fund, Mid Cap Fund and the Strategic Focus Fund earned credits of $9,972, $71,160 and $692, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Strategic Focus Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Strategic Focus Fund Advisor Shares, and Strategic Focus Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.10%, and 0.85% of the Funds’ respective average daily net assets through April 30, 2026, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. As of June 30, 2025, the Funds did not recapture previously waived fees.

As of June 30, 2025, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

26	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

Subject to Repayment until December 31:	Champlain Strategic Focus Fund
2026	N/A
2027	$91,299
2028	81,018
$172,317

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Advisor Shares
Issued	479,065	941,599
Reinvestment of Distributions	–	1,325,890
Redeemed	(1,351,985)	(2,808,853)
Net Advisor Shares Capital Share Transactions	(872,920)	(541,364)
Institutional Shares
Issued	3,419,693	8,508,328
Reinvestment of Distributions	–	5,427,091
Redeemed	(15,020,673)	(38,956,202)
Net Institutional Shares Capital Share Transactions	(11,600,980)	(25,020,783)
Net Decrease in Shares Outstanding	(12,473,900)	(25,562,147)

27	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

Champlain Mid Cap Fund	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Advisor Shares
Issued	561,049	1,181,395
Reinvestment of Distributions	–	584,477
Redeemed	(1,820,251)	(3,285,781)
Net Advisor Shares Capital Share Transactions	(1,259,202)	(1,519,909)
Institutional Shares
Issued	10,686,378	34,023,008
Reinvestment of Distributions	–	10,351,417
Redeemed	(51,899,320)	(71,071,632)
Net Institutional Shares Capital Share Transactions	(41,212,942)	(26,697,207)
Net Decrease in Shares Outstanding	(42,472,144)	(28,217,116)

Champlain Strategic Focus Fund	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Institutional Shares
Issued	60,944	57,928
Reinvestment of Distributions	–	10,945
Redeemed	(966)	(3,182)
Net Institutional Shares Capital Share Transactions	59,978	65,691
Net Increase in Shares Outstanding	59,978	65,691

7. INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2025, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$497,953,803	$721,917,436
Mid Cap Fund	24,304,618	315,974,687
Strategic Focus Fund	1.383,071	729,882

There were no purchases or sales of long-term U.S. Government securities or in-kind transactions any of the funds.

28	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/ tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2024, and December 31, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2024	$10,378,538	$144,773,393	$–	$155,151,931
2023	–	146,454,214	–	146,454,214
Mid Cap Fund
2024	24,304,618	315,974,687	–	340,279,305
2023	1,395,198	16,112,809	–	17,508,007
Strategic Focus Fund
2024	70,197	55,344	–	125,541
2023	–	–	–	–

As of December 31, 2024, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Strategic Focus Fund
Undistributed Ordinary Income	$26,315,172	$7,964,410	$4,155
Undistributed Long-Term Capital Gain	72,152,373	129,690,604	46,359
Unrealized Appreciation	477,574,973	1,131,276,321	205,153
Other Temporary Differences	9	–	1
Total Distributable Earnings	$576,042,527	$1,268,931,335	$255,668

For Federal income tax purposes, the cost of securities owned at December 31, 2024 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at June 30, 2025:

29	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,342,455,107	$434,833,202	$(63,139,564)	$371,693,638
Mid Cap Fund	2,939,950,285	1,052,287,924	(79,300,526)	972,987,398
Strategic Focus Fund	3,579,250	590,803	(136,205)	454,598

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund & Strategic Focus Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

30	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Strategic Focus Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Strategic Focus Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, the growth rates of investments in these large-sized companies may lag the growth rates of well-managed smaller companies during strong economic periods.

GROWTH INVESTMENT STYLE RISK (Strategic Focus Fund) – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

NON -DIVERSIFICATION RISK (Strategic Focus Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

10. CONCENTRATION OF SHAREHOLDERS:

At June 30, 2025, 90% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 67% of the total shares outstanding of the Small Company Fund Institutional Shares were held by four shareholders; 69% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 55% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders; 83% of the total shares outstanding of Strategic Focus Fund Institutional Shares were held by three shareholders.

31	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

11. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. LINE OF CREDIT:

The Funds have entered into an umbrella loan agreement with the Custodian which enables the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 10, 2026. During the six months ended June 30, 2025, the Funds did not participate in any borrowing.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations.

13. RECENT ACCOUNTING PRONOUNCEMENT:

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Funds’ Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single investment objective which is executed by each Fund’s portfolio managers. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

32	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025 (Unaudited)

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

33	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2025

OTHER INFORMATION (Form N-CSRS ITEMS 8-11) (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

34	CHAMPLAIN INVESTMENT PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, PA 19103

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-2100

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a)              The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)              There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)             Not applicable.

(b)             Not applicable.

Item 19.	Exhibits.

(a)(1)         Not applicable.

(a)(2)         Not applicable.

(a)(3)         A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4)         Not applicable.

(a)(5)         Not applicable.

(b)              Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		The Advisors’ Inner Circle Fund II

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	September 4, 2025

By	(Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date:	September 4, 2025